JENNISON U.S. EMERGING GROWTH FUND, INC.

Supplement Dated July 25, 2006 to

Prospectus and Statement of Additional Information Dated February 27, 2006

At a recent meeting, the Board of Directors of Jennison U.S. Emerging Growth Fund, Inc.(the Fund) approved a new name for the Fund.

Effective on or about December 31, 2006, the name of the Fund will be changed to Jennison Mid-Cap Growth Fund, Inc. The investment policies of the Fund, as described in the Prospectus and Statement of Additional Information, will not change as a result of the change in the Fund’s name.

LR0069